UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 27, 2022

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2022, MVB Financial Corp. (the “Company”) issued a press release announcing certain changes to the structure of the Company’s executive management team.

As part of these changes, on January 27, 2022, the Board of Directors of the Company (the “Board”) and the Company’s wholly-owned subsidiary, MVB Bank, Inc. (the “Bank”) appointed Donald T. Robinson, 46, the current Executive Vice President, Chief Financial Officer and Corporate Development Officer for the Company and the Bank, to succeed Larry F. Mazza as President of the Company and the Bank, effective January 27, 2022. Mr. Robinson will retain his role as Chief Financial Officer of the Company, and Mr. Mazza will continue to serve as the Chief Executive Officer to both the Company and the Bank.

Also on January 27, 2022, the Board appointed John C. Marion, 54, the Company’s current Executive Vice President and Chief Risk Officer, as Chief Operating Officer of the Company, effective January 27, 2022. In connection with his appointment, Mr. Marion will relinquish his role as Chief Risk Officer of the Company. The Board of the Bank also appointed James Nalls, currently the Regional President for commercial and retail (“CoRe”) banking, as President of CoRe banking. As a result of Mr. Nall’s appointment as President of CoRe banking, the Bank’s current Chief Lending Officer, John T. Schirripa, will no longer be deemed an “officer” or an “executive officer” of the Company as defined in Rule 16a-1(f) and Rule 3b-7, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Biographical information for Messrs. Robinson and Marion, required by Item 5.02(c) of Form 8-K have been previously reported in the Company’s 2021 Proxy Statement pursuant to Section 14(a) of the Exchange Act as filed with the Securities and Exchange Commission on April 5, 2021.

As of the filing of this Current Report on Form 8-K, the Board has not established any additional terms related to the compensation for Messrs. Robinson and Marion in their respective new roles.

A copy of the press release announcing these and other related executive changes is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release of MVB Financial Corp. dated January 27, 2022

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: January 27, 2022